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Exhibit 4.66

AMENDMENT
TO
WARRANT AGREEMENT

        This AMENDMENT to the WARRANT AGREEMENT (the "Warrant Agreement") dated as of May 9, 2003 between HMP EQUITY HOLDINGS CORPORATION, a Delaware corporation (the "Company"), HUNTSMAN HOLDINGS, LLC, a Delaware limited liability company ("Huntsman Holdings"), HUNTSMAN GROUP INC., a Delaware corporation and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, (as successor by merger to Wells Fargo Bank Minnesota, National Association), organized under the laws of the United States of America, as Warrant Agent (the "Amendment") is made and entered into as of January 20, 2005 by and between each of the parties to the Warrant Agreement.

  A.
  Huntsman Corporation, a Delaware corporation and a subsidiary of Huntsman Holdings is contemplating a Qualifying IPO and upon completion of its proposed merger with Huntsman Holdings will be the successor to Huntsman Holdings.

  B.
  The Warrant Agreement provides that Parent may exercise a Mandatory Exchange Right in connection with a Qualifying IPO, requiring all Holders of Warrants and Warrant Shares to sell to Parent all such Warrants and Warrant Shares in exchange for Parent Equity Securities.

  C.
  Although this Amendment does not constitute a Mandatory Exchange Notice, Huntsman Holdings and the Company desire to clarify certain provisions of the Warrant Agreement prior to exercise of the Mandatory Exchange Right which exercise will only occur after written notice thereof is provided by Huntsman Holdings.

  D.
  Section 20 of the Warrant Agreement authorizes the amendment of the Warrant Agreement upon the written consent of the Holders of a majority of the outstanding Warrants (excluding Warrants held by the Company or any of its Affiliates).

  E.
  Holders of a majority of the outstanding Warrants (excluding Warrants held by the Company or any of its Affiliates) have consented in writing to this Amendment as evidenced by their execution hereof.

        NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the Company, Huntsman Holdings, Huntsman Group, Inc. and the Warrant Agent hereby agree as follows:

        SECTION 1.     Amendments.

  (a)
  Section 16(c) is hereby amended in its entirety to read as follows:

  (c)
  If an Exchange Request is made in connection with a Qualifying IPO or if Parent exercises its Mandatory Exchange Right in connection with a Qualifying IPO, then Parent shall register under the Securities Act the resale of Parent Equity Securities issued in connection with such Exchange Request or exercise of the Mandatory Exchange Right in accordance with the Registration Rights Agreement; provided that the right of all such recipients to receive Parent Equity Securities will be conditioned upon such Holder agreeing to a lock-up on the sale or other disposition of such Parent Equity Securities for the period commencing from the consummation of the Qualifying IPO and ending on the earlier of (1) the date required by the managing underwriter of the Qualifying IPO for holders of shares of Parent generally, not to exceed the date that is 180 days following the effective date of such registration, and (2) the first date that any holders of Parent Equity Securities are generally able to sell their shares.

  (b)
  The following definitions are hereby added to the definitions included in the Agreement:

            "Admat Preferred Unit Liquidation Value" means the liquidation value of the Admat Preferred Units pursuant to their terms which is $513,250,000.

            "IPO Price" shall be equal to the price to the public per share shown on the cover of the final prospectus relating to the Qualifying IPO.

            "Total Outstanding Parent Equity Securities" means the total number of outstanding shares of common stock of Parent as disclosed in the final prospectus relating to the Qualifying IPO, including without limitation all shares sold in the IPO and all shares to be issued in exchange for Warrants and Warrant Shares.

            "Total Warrant Shares" shall mean the total number of shares of Common Stock that have been issued upon the exercise of Warrants and that remain issuable upon the exercise of the unexercised Warrants (excluding Warrants held by the Company or any of its Affiliates).

  (c)
  The following definitions contained in the Warrant Agreement are hereby amended in their entirety to read as follows:

            "Fair Value of Parent Equity Securities" means (i) in connection with any Exchange Request or exercise of Mandatory Exchange Right the notice of either of which is given prior to or within five business days after the consummation of a Qualifying IPO, the IPO Price, (ii) in connection with any Exchange Request or exercise of Mandatory Exchange Right the notice of either of which is given five business days or more after consummation of a Qualifying IPO the average of the closing sales prices of such securities on the primary exchange on which such shares are traded for each of the five trading days preceding such determination or (iii) in all other circumstances, the fair value of the Parent Equity Securities as agreed by Huntsman Holdings and the Holders of a majority of the outstanding Warrant Shares on a fully diluted basis or, absent such agreement, as determined by an Independent Financial Expert mutually acceptable to Huntsman Holdings and the Holders of a majority of the outstanding Warrant Shares on a fully diluted basis.

            "Fair Value of Warrant Shares" means (A) the product of (i) sum of (x) Fair Value of Parent Equity Securities multiplied by the Total Outstanding Parent Equity Securities minus (y) the IPO Price multiplied by the Total Outstanding Parent Equity Securities sold in the Qualifying IPO by Parent minus (z) the AdMat Preferred Liquidation Value, multiplied by (ii) the Total Warrant Shares divided by the sum of the number of shares of Common Stock outstanding and the number of shares that remain issuable upon the exercise of unexercised Warrants, divided by (B) the Total Warrant Shares. If any unexercised Warrants are being exchanged for Parent Equity Securities, then the Fair Value of Warrant Shares shall be net of the Exercise Price for such unexercised Warrants.

        SECTION 2.     Miscellaneous Provisions.

  (a)
  This Amendment is limited solely for the purposes and to the extent expressly set forth herein and, except as expressly modified hereby, the terms, provisions and conditions of the Warrant Agreement shall continue in full force and effect and are hereby ratified and confirmed in all respects. In the event of any conflict between the terms of this Amendment and the terms of the Warrant Agreement, the terms of this Amendment shall govern. This Amendment shall be effective as of the date first written above.

  (b)
  The invalidity or unenforceability of any provision of this Amendment shall not in any manner or way affect any other provision hereof, and this Amendment shall be construed, if possible, as if amended to conform to legal requirements, failing which it shall be construed as if any such offending provision were omitted.

  (c)
  Whenever the Warrant Agreement is referred to in the Warrant Agreement or in any other agreement, documents and instruments, such reference shall be deemed to be to the Warrant Agreement, as amended by this Amendment. The Warrant Agreement, as amended by this Amendment, constitutes the entire understanding of the parties hereto with respect to the subject matter hereof.

  (d)
  This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement.

  (e)
  This Amendment shall be deemed to be a contract made under the laws of the State of New York and shall be governed and construed in accordance with the laws of said State, without regard to the conflict of law rules thereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, as of the day and year first above written.

HMP EQUITY HOLDINGS CORPORATION

By:	/s/ SEAN DOUGLAS
Name:	Sean Douglas
Title	Vice President & Treasurer

HUNTSMAN HOLDINGS, LLC

By:	/s/ TODD ZAGOREC
Name:	Todd Zagorec
Title	Authorized person

HUNTSMAN GROUP INC.

By:	/s/ SEAN DOUGLAS
Name:	Sean Douglas
Title	Vice President & Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Warrant Agent

By:	/s/ JANE SCHWEIGER
Name:	Jane Y. Schweiger
Title	Vice President

        Each of the holders of Warrants or Warrant Shares who has executed this Amendment below has done so solely to evidence its consent to this Amendment pursuant to Section 20 of the Warrant Agreement and to represent and warrant that it is the beneficial owner of the number of Warrants set forth opposite its name

Names of Warrant holders		Number of Warrants Owned
Name of Owner:	Libra Funds	3,400
By:	/s/ Rarjan Tanden
Name:	Rarjan Tanden
Title:	Member
Date:	01/18/05
Name of Owner:	Libra Offshort Ltd.	600
By:	/s/ Rarjan Tanden
Name:	Rarjan Tanden
Title:	Director
Date	01/15/05
Name of Owner:	Prism Partners Offshore Fund	725
By:	/s/ Jerald M. Weintraub
Name:	Jerald M. Weintraub
Title:	Manager
Date:	01/19/05
Name of Owner:	Prism Partners I, L.P.	3,625
By:	/s/ Jerald M. Weintraub
Name:	Jerald M. Weintraub
Title:	Manager
Date:	01/19/05
Name of Owner:	Prism Partners II Offshore Fund, L.P.	1,450
By:	/s/ Jerald M. Weintraub
Name:	Jerald M. Weintraub
Title:	Manager
Date:	01/19/05

Name of Owner:	Prism Partners III Leveraged L.P.	3,625
By:	/s/ Jerald M. Weintraub
Name:	Jerald M. Weintraub
Title:	Manager
Date:	01/19/05
Name of Owner:	Prism Partners IV Leveraged Offshore Fund	5,075
By:	/s/ Jerald M. Weintraub
Name:	Jerald M. Weintraub
Title:	Manager
Date:	01/19/05
Name of Owner:	Metlife	11,000
By:	/s/ David W. Farrell
Name:	David W. Farrell
Title:	Director
Date:	01/18/05
Name of Owner:	ORE Hill Hub Fund, Ltd.	13,000
By:	/s/ Fredrick J. Wahl
Name:	Frederick J. Wahl
Title:	Managing Member
Date:	1/20/05
Name of Owner:	Clinton Event Driven Master Fund, Ltd.	500
By:	/s/ David Spring
Name:	David Spring
Title:	Director of Operations
Date:	01/19/05
Name of Owner:	Clinton Multistrategy Master Fund, Ltd.	9,500
By:	/s/ David Spring
Name:	David Spring
Title:	Director of Operations
Date:	01/19/05

Name of Owner:	River Run Partnership	19,400
By:	/s/ Ian Wallace
Name:	Ian Wallace
Title:	Managing Member of General Partner
Date:	01/20/05
Name of Owner:	Cold Springs, L.P.	2,600
By:	/s/ Ian Wallace
Name:	Ian Wallace
Title:	Managing Member of General Partner
Date:	01/20/05
Name of Owner:	River Run Fund, Ltd.	23,000
By:	/s/ Ian Wallace
Name:	Ian Wallace
Title:	Director
Date:	01/20/05
Name of Owner:	H Partners.	4,000
By:	/s/ Ian Wallace
Name:	Ian Wallace
Title:	Managing Member of General Partner
Date:	01/20/05
Name of Owner:	Teacher's Insurance & Annuities Association.	12,000
By:	/s/ Michael J. Ainge
Name:	Michael J. Ainge
Title:	Director
Date:	01/20/05
Name of Owner:	FA High Income Fund.	1,560
By:	/s/ Matt Condi
Name:	Matt Condi
Title:	Portfolio Manager—Fidelity Investments
Date:	01/19/05

Name of Owner:	VIP High Income	4,800
By:	/s/ Matt Condi
Name:	Matt Condi
Title:	Portfolio Manager—Fidelity Investments
Date:	01/19/05
Name of Owner:	Fiedelity High Yield Pool	3,055
By:	/s/ Matt Condi
Name:	Matt Condi
Title:	Portfolio Manager—Fidelity Investments
Date:	01/19/05
Name of Owner:	Lucent Tech Master Pen T50080.	1,275
By:	/s/ Matt Condi
Name:	Matt Condi
Title:	Portfolio Manager—Fidelity Investments
Date:	01/19/05
Name of Owner:	BASF Universal—US HY T50362	200
By:	/s/ Matt Condi
Name:	Matt Condi
Title:	Portfolio Manager—Fidelity Investments
Date:	01/19/05
Name of Owner:	FICL Balanced High Income Sub	290
By:	/s/ Eric Mollenhauer
Name:	Eric Mollenhauer
Title:	Portfolio Manager—Fidelity Investments
Date:	01/19/05
Name of Owner:	GM Employee DOM—HI yield (T64).	1,990
By:	/s/ Tom Soviero
Name:	Tom Soviero
Title:	Portfolio Manager—Fidelity Investments
Date:	01/19/05

Name of Owner:	FA High Income Advantage	4,930
By:	/s/ Tom Soviero
Name:	Tom Soviero
Title:	Portfolio Manager—Fidelity Investments
Date:	01/19/05
Name of Owner:	Prim Board (T25).	520
By:	/s/ Tom Soviero
Name:	Tom Soviero
Title:	Portfolio Manager—Fidelity Investments
Date:	01/19/05
Name of Owner:	Third Point Partners Qualified L.P.	3,250
By:	/s/ Lloyd Blumberg
Name:	Lloyd Blumberg
Title:	CFO
Date:	01/20/05
Name of Owner:	Third Thrid Point Partners, L.P.	18,550
By:	/s/ Lloyd Blumberg
Name:	Lloyd Blumberg
Title:	CFO
Date:	01/20/05
Name of Owner:	Third Point Offshore Fund, Ltd.	70,700
By:	/s/ Lloyd Blumberg
Name:	Lloyd Blumberg
Title:	CFO
Date:	01/20/05
Name of Owner:	Point West International Investments Ltd.	11,200
By:	/s/ Lloyd Blumberg
Name:	Lloyd Blumberg
Title:	CFO
Date:	01/20/05

Name of Owner:	Banzai Partners, Ltd.	2,850
By:	/s/ Lloyd Blumberg
Name:	Lloyd Blumberg
Title:	CFO
Date:	01/20/05
Name of Owner:	Banzai Offshore Fund, Ltd.	4,250
By:	/s/ Lloyd Blumberg
Name:	Lloyd Blumberg
Title:	CFO
Date:	01/20/05
Name of Owner:	Lyxor/ Third Point Fund, Ltd.	9,200
By:	/s/ Lloyd Blumberg
Name:	Lloyd Blumberg
Title:	CFO
Date:	01/20/05
Name of Owner:	D.E. Shaw Lammar Portfolios, L.L.C.	168,813
By:	/s/ Max Holmes
Name:	Max Holmes
Title:	Authorized Signatory
Date:	01/20/05
Name of Owner:	Apogee Fund, L.P.	6,000
By:	/s/ Emmets M. Murphy
Name:	Emmets M. Murphy
Title:	President/General Partner
Date:	01/20/05
Name of Owner:	3U Capital Master Fund Ltd.	3,660
By:	/s/ Scott Stagg
Name:	Scott Stagg
Title:	Managing Member
Date:	01/20/05

Name of Owner:	Distressed/ High Yield Thaaing Opportunities, Ltd.	2,340
By:	/s/ Scott Stagg
Name:	Scott Stagg
Title:	Managing Member
Date:	01/20/05
Name of Owner:	Lonestar Partners, L.P.	7,000
By:	/s/ Cyedi Wong
Name:	Cyedi Wong
Title:	CFO
Date:	01/20/05
Name of Owner:	Goldman Sachs	27,500
By:	/s/ Alexandre Zyngier
Name:	Alexandre Zyngier
Title:	Vice President
Date:	01/20/05
Name of Owner:	Diversified Credit Strategies Fund	41,650
By:	/s/ Lawrence Wolfson
Name:	Lawrence Wolfson
Title:	Managing Director
Date:	01/20/05
Name of Owner:	Lispenard Street Credit Fund	3,350
By:	/s/ Lawrence Wolfson
Name:	Lawrence Wolfson
Title:	Managing Director
Date:	01/20/05
Name of Owner:	John Hancock Life Insurance Company	12,500
By:	/s/ Lorn Davis
Name:	Lorn Davis
Title:	Managing Director
Date:	01/20/05

Name of Owner:	John Hancock Variable Life Insurance	3,000
By:	/s/ Lorn Davis
Name:	Lorn Davis
Title:	Authorized Signatory
Date:	01/20/05
Name of Owner:	Manulife Insurance Company (fka Investors Parnter Life Insurance Comapny	250
By:	/s/ Lorn Davis
Name:	Lorn Davis
Title:	Authorized Signartory
Date:	01/20/05
Name of Owner:	Hancock Mezzanine Partners II, L.P.	5,520
By:	/s/ Lorn Davis
Name:	Lorn Davis
Title:	Managing Director
Date:	01/20/05
Name of Owner:	Xerion Partners I, LLC	6,646
By:	/s/ Michael J. Baraer
Name:	Michael J. Baraer
Title:	Vice President
Date:	01/20/05
Name of Owner:	Xerion Partners II Master	6,647
By:	/s/ Michael J. Baraer
Name:	Michael J. Baraer
Title:	Attorney
Date:	01/20/05
Name of Owner:	Scout Capital Fund, Ltd.	3,150
By:	/s/ Adam Weiss
Name:	Adam Weiss
Title:	Director
Date:	01/20/05

Name of Owner:	Scout Capital Fund II, Ltd.	150
By:	/s/ Adam Weiss
Name:	Adam Weiss
Title:	Director
Date:	01/20/05
Name of Owner:	Scout Capital Partners II, L.P.	700
By:	/s/ Adam Weiss
Name:	Adam Weiss
Title:	General Partner
Date:	01/20/05
Name of Owner:	S.A.C. Capital Advisors, LLC	600
By:	/s/ Adam Weiss
Name:	Adam Weiss
Title:	Managing Member of Scout Capital Management, LLC the Investment Manager for Owner
Date:	01/20/05
Name of Owner:	Guggenheim Portfolio Company XXII, LLC.	400
By:	/s/ Adam Weiss
Name:	Adam Weiss
Title:	Managing Member of Scout Capital Management, LLC, the Investment Manager for Owner
Date:	01/20/05
Name of Owner:	Casterigg Master Investments Ltd.	3,000
By:	/s/ James Cacioppo
Name:	James Cacioppo
Title:	President of Sandell Asset Management Corporation Advisor to Castlerige Master Investments Ltd.
Date:	01/20/05

Name of Owner:	Morgan Stanley DW	1,000
By:	/s/ Phillip J. Purcell
Name:	Phillip J. Purcell]
Title:	DTC Participant #015
Date:	01/20/05
Name of Owner:	Atlas Capital (Q.P.), L.P	6,678
By:	/s/ Robert H. Alpert
Name:	Robert H. Alpert
Title:	President
Date:	01/20/05
Name of Owner:	Atlas Capital Master Fund, L.P	13,887
By:	/s/ Robert H. Alpert
Name:	Robert H. Alpert
Title:	President
Date:	01/20/05
Name of Owner:	Atlas Capital ID Fund, L.P	135
By:	/s/ Robert H. Alpert
Name:	Robert H. Alpert
Title:	President
Date:	01/20/05
Name of Owner:	State Street Bank & Trust Co.	54,750
By:	/s/ Jennifer A. MacDonald
Name:	Jennifer A. MacDonald
Title:	Custody Clerk
Date:	01/20/05
Name of Owner:	General Electric Pension Trust	40,500
By:	/s/ Daniel L. Furman
Name:	Jennifer A. MacDonald
Title:	Vice President
Date:	01/20/05

Name of Owner:	Five Corners Partners	1,000
By:	/s/ T.J. Leverte
Name:	T.J. Leverte
Title:	Analyst Manager
Date:	01/20/05
Name of Owner:	The Northern Trust Company	2,000
By:	/s/ Jamie Kummer
Name:	Jamie Kummer
Title:	Trust Officer
Date:	01/20/05
Name of Owner:	Bryan Luter	300
By:	/s/ Bryan Luter
Name:	Bryan Luter
Title:	Vice President
Date:	01/20/05
Name of Owner:	Morgan Stanley Company	31,914
By:	/s/ Richard Garaventa
Name:	Richard Garaventa
Title:	Senior Manager
Date:	01/20/05
Name of Owner:	State Street Bank & Trust Co.	54,750
By:	/s/ Jennifer A. MacDonald
Name:	Jennifer A. MacDonald
Title:	Custody Clerk
Date:	01/20/05
Name of Owner:	Franklin Income Fund.	21,500
By:	/s/ Edward Perks
Name:	Edward Perks
Title:	SVP, Portfolio Manager
Date:	01/20/05

Name of Owner:	Franklin Convertible Securities Fund.	6,500
By:	/s/ Alan Muschatt
Name:	Alan Muschatt
Title:	VP, Portfolio Manager
Date:	01/20/05
Name of Owner:	FTIF Franklin Income High Yield Fund	9,800
By:	/s/ Betsy Hofman
Name:	Betsy Hofman
Title:	Portfolio Manger, VP
Date:	01/20/05
Name of Owner:	FTVIP Franklin High Income Fund	2,200
By:	/s/ Poutricia O'Connor
Name:	Poutricia O'Connor
Title:	VP, Portfolio Manager
Date:	01/20/05
Name of Owner:	Ritchie Capital Management, LLC.	1,575
By:	/s/ James R. Park
Name:	James R. Park
Title:	Vice President
Date:	01/20/05
Name of Owner:	JP Morgan Chase.	48,100
By:	/s/ Feyera Milkessa
Name:	Feyera Milkessa
Title:	Corporate Reorganizing Analyst
Date:	01/20/05
Name of Owner:	JP Morgan Chase.	6,500
By:	/s/ Feyera Milkessa
Name:	Feyera Milkessa
Title:	Corporate Reorganizing Analyst
Date:	01/20/05

Name of Owner:	JP Morgan Chase.	37,150
By:	/s/ Feyera Milkessa
Name:	Feyera Milkessa
Title:	Corporate Reorganizing Analyst
Date:	01/20/05
Name of Owner:	JP Morgan Chase.	4,450
By:	/s/ Feyera Milkessa
Name:	Feyera Milkessa
Title:	Corporate Reorganizing Analyst
Date:	01/20/05
Name of Owner:	SEI Institutional Management Trust High Yield Bond Fund	800
By:	/s/ David Crall
Name:	David Crall
Title:	Managing Director
Date:	01/20/05
Name of Owner:	Battery Park High Yield Opportunity Master Fund, Ltd	625
By:	/s/ David Crall
Name:	David Crall
Title:	Managing Director
Date:	01/20/05
Name of Owner:	GMAM Investment Funds Trust	1,000
By:	/s/ David Crall
Name:	David Crall
Title:	Managing Director
Date:	01/20/05
Name of Owner:	California Public Employee's Retirement System	800
By:	/s/ David Crall
Name:	David Crall
Title:	Managing Director
Date:	01/20/05

Name of Owner:	Canyon Balanced Equity Master Fund, Ltd.	1,750
By:	/s/ R.C.B. Evensen
Name:	R.C.B. Evensen
Title:	Managing Partner
Date:	01/20/05
Name of Owner:	Citi Canyon Ltd.	800
By:	/s/ R.C.B. Evensen
Name:	R.C.B. Evensen
Title:	Managing Partner
Date:	01/20/05
Name of Owner:	CMS/Canyon DOF Subpartner LP:	1,360
By:	/s/ R.C.B. Evensen
Name:	R.C.B. Evensen
Title:	Managing Partner
Date:	01/20/05
Name of Owner:	Canyon Value Realization Fund (Cayman) Ltd.:	18,700
By:	/s/ R.C.B. Evensen
Name:	R.C.B. Evensen
Title:	Managing Partner
Date:	01/20/05
Name of Owner:	Canyon Value Realization MAC—18 Ltd.:	3,365
By:	/s/ R.C.B. Evensen
Name:	R.C.B. Evensen
Title:	Managing Partner
Date:	01/20/05
Name of Owner:	Sphinx Special Situations (Canyon), Segregated Portfolio	25
By:	/s/ R.C.B. Evensen
Name:	R.C.B. Evensen
Title:	Managing Partner
Date:	01/20/05

Name of Owner:	Canyon Value Reailzation Fund, L.P.:	4,315
By:	/s/ R.C.B. Evensen
Name:	R.C.B. Evensen
Title:	Managing Partner
Date:	01/20/05
Name of Owner:	Institutional Benchmarks Master Fund Limited Centaur Event Driven Multi-Strategy Series:	1,750
By:	/s/ R.C.B. Evensen
Name:	R.C.B. Evensen
Title:	Managing Partner
Date:	01/20/05
Name of Owner:	Risher Randall, Jr.:	1,000
By:	/s/ Risher Randall, Jr.
Name:	Risher Randall, Jr.
Title:	Authorized Signatory
Date:	01/19/05
Name of Owner:	Brown Brothers Harrison:	1,000
By:	/s/ [illegible]
Name:	[illegible]
Title:
Date:	01/20/05
Name of Owner:	Brown Brothers Harrison:	250
By:	/s/ [illegible]
Name:	[illegible]
Title:
Date:	01/20/05

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AMENDMENT TO WARRANT AGREEMENT